SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2012

Superior Venture Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-35316	27-2450645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 220 – 2 Old Brompton Road South Kensington, London UK	SW7 3DQ
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 207 543 7720

1937 E. Mineral Avenue, Centennial, Colorado 80122 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Superior Venture Corp.

		Page
Item 1.01.	Entry into a Material Definitive Agreement	3
Item 2.01.	Completion of Acquisition or Disposition of Assets	4
	Acquisition
	Description of Our Company
	Management’s Discussion and Analysis or Plan of Operation
	Risk Factors
	Directors and Executive Officers
	Executive Compensation
	Security Ownership of Certain Beneficial Owners and Management
	Certain Relationships and Related Transactions
	Description of Securities
Item 3.02.	Unregistered Sales of Equity Securities	29
Item 9.01.	Financial Statements and Exhibits	30

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Item 1.01. Entry into a Material Definitive Agreement

On November 9, 2012, we entered into a Share Exchange Agreement (the “Exchange Agreement”) with Ilustrato Pictures Ltd., a British Columbia corporation (“IPL”) and the shareholders of IPL. In connection with the closing of this transaction, we acquired all of the issued and outstanding shares of IPL, which resulted in a parent-subsidiary relationship (the “Acquisition”).

In addition, pursuant to the terms and conditions of the Exchange Agreement:

•	The shareholders of all of the capital stock of IPL issued and outstanding immediately prior to the closing of the Acquisition, exchanged their shares into 60,000,000 shares of our common stock. As a result, the shareholders of IPL received 60,000,000 newly issued shares of our common stock.

•	Our board of directors was reconstituted to consist of Brian Hammond and Harry Sutherland who, prior to the Acquisition, were directors of IPL.
•	Immediately following the exchange of the above shares, Brian Hammond, our President, CEO and Director, agreed to cancel 175,000,000 shares of his common stock in exchange for a one year unsecured 10% promissory note for $20,000.00 (the “Cancellation”) to reduce shares issued and outstanding.

•	As a result, immediately following the Acquisition and the Cancellation, there were 392,850,000 shares of our common stock issued and outstanding.

•	IPL provided customary representations and warranties and closing conditions, including the unanimous approval of the Acquisition by its shareholders.

As of the date of the Exchange Agreement and currently, there are no material relationships between us or any of our affiliates and IPL, other than in respect of the Exchange Agreement.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

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Item 2.01. Completion of Acquisition or Disposition of Assets

As used in this Current Report on Form 8-K, all references to the “Company,” “Superior Venture,” “we,” “our” and “us” or similar terms, refer to Superior Venture Corp., including its predecessors and its subsidiaries, except where the context makes clear that the reference is only to IPL. Information about the Company and the principal terms of the Acquisition are set forth below.

The Acquisition

The Acquisition. On November 9, 2012, in accordance with the Exchange Agreement dated November 9, 2012 we acquired all of the issued and outstanding shares of IPL, which resulted in a parent-subsidiary relationship. In exchange for all of the issued and outstanding shares of IPL, the shareholders of IPL received 60,000,000 shares of our common stock, which represented approximately 15% of our outstanding common stock following the Acquisition, the Cancellation and related transactions described in Item 1.01 of this Current Report.

At the time of the Acquisition, neither we nor IPL had any options to purchase shares of capital stock outstanding. Additionally, at the time of the Acquisition, neither we nor IPL had any warrants to purchase shares of capital stock outstanding.

There were 507,850,000 shares of our common stock outstanding before giving effect to the stock issuances in the Acquisition and the Cancellation. Following these events, there were 392,850,000 shares outstanding, including:

Shares	Held by:
60,000,000	IPL Shareholders
332,850,000	Existing shareholders

The shares of our common stock issued to the former shareholders of IPL’s capital stock in connection with the Acquisition were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering.

Prior to the Acquisition, there were no material relationships between us and IPL, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors, other than as disclosed in this Current Report or our other filings with the Securities and Exchange Commission.

General Changes Resulting from the Acquisition. We have abandoned our prior business of selling wine varietals. We intend to carry on the business of IPL, as our primary line of business. We have relocated our principal executive offices to Suite 220 - 2 Old Brompton Road, South Kensington, London, SW7 3DQ United Kingdom and our telephone number is 44 (0) 207 543 7720. Our website is at www.superiorventurecorp.com.

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Pre-Acquisition stockholders of IPL will be required to exchange their existing IPL stock certificates for our certificates. Our common stock is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by FINRA. The OTCBB is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current "bids" and "asks", as well as volume information. As of November 9, 2012, our shares were quoted on the OTCBB under the symbol “SVEN.OB”

The Acquisition and its related transactions were approved by the holders of a requisite number of shares of IPL’s common stock by shareholder meeting. Under British Columbia law, any of IPL’s stockholders who did not consent to the Acquisition may demand in writing, pursuant to the exercise of their appraisal rights, that IPL pay them the fair value of their shares. Determination of fair value is based on all relevant factors, except for any appreciation or depreciation resulting from the anticipation or accomplishment of the Acquisition. One Hundred percent of the stockholders of IPL approved the Acquisition and thus no appraisal rights may be exercised under applicable law.

Changes to the Board of Directors. Michael Moore resigned as our sole officer and director. Brian Hammond and Harry Sutherland who, prior to the Acquisition were directors of IPL, were appointed as our directors. Mr. Hammond was also appointed as our President, CEO, CFO, Treasurer and Secretary.

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Accounting Treatment. The Acquisition is being accounted for as a reverse acquisition. We determined for accounting and reporting purposes that IPL is the acquirer and we are the acquiree. Our consolidated financial statements after completion of the Acquisition will include the assets and liabilities of both companies, our historical operations and the operations of IPL from the closing date of the Acquisition. Except as described herein, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a future change of control of our company.

Description of Our Company

Company Overview

We were incorporated as “Superior Venture Corp.” on April 27, 2010, in the State of Nevada for the purpose of selling wine varietals. On November 9, 2012, we entered into the Exchange Agreement with IPL, whereby we acquired all of the issued and outstanding common stock of IPL.

In consequence of entering into the Exchange Agreement, we have determined to pursue the business plan of IPL. We are now in the business of developing feature theatrical films to be financed and distributed domestically by Chinese production companies, and for international release. Our website is located at www.superiorventurecorp.com.

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Our Business

Ilustrato Pictures Ltd. is a Canadian company created for the development of feature theatrical films to be financed and distributed domestically by Chinese production companies, and for international release. The principals of IPL have spent years developing a network in China to integrate the company into the Chinese business fabric to conduct business there; an option we believe is not available for most of Hollywood. IPL is set to make near term revenues in China and from worldwide film sales (Chinese box office, dvd, pay per view, etc.) and set to repatriate earned income to the public company via its wholly owned tax exempt offshore holding company affiliate. All projects will be guaranteed domestic Chinese box office distribution before actual production starts.

IPL’s business plan is to earn revenues in China and from worldwide film sales through entertainment mediums such as the movie theatre box-office, DVDs and pay-per-view television channels. The company will also provide movie pre-production services, which include writing original scripts, directing, and educating Chinese film companies on special effects and various film techniques. The company has made partnerships, agreements, and plans with various Chinese movie production companies to fund and co-develop featured films in China.

Market Overview and Competition

China has the largest growth in the distribution of movies and box office venues. Management believes that there are approximately 300 to 400 new multi-screen cinema complexes built in China each year.

Each movie project will be developed from an original script based on a subject mutually agreed upon between IPL and the Chinese production partner. A film ideally will have the dual potential to be commercially successful in both the Chinese and international marketplace. The company intends to produce contemporary genre pictures in the $2-7 million dollar budget range. Management estimates that this budget projection in China is similar in quality and value to a $5-15 million dollar budget in Hollywood (labor savings in China account for the largest component of production value in this comparison). The company believes movies produced in China have twice the potential quality at half the cost – now with the bonus of added value and quality from IPL’s creative services.

The Chinese Movie Market is on its way to becoming the largest in the world and is growing by approximately 25-42% per year. The US market by comparison (currently the largest market in the world) has been shrinking by approximately 1-2% per year. The Chinese film industry has, over the last fifteen years, been the fastest growing film industry in the world; it is the second largest market in the world. China's box office receipts have increased from US$240 million in 2005 to US$1.54 billion in 2010.

China’s rapid movie industry growth has revealed an underlying structural problem: the creative forces in the Chinese domestic industry, particularly concerning script, cannot be developed overnight. Their industry has been sharply criticized, for example, by the success of Kung Fu Panda - China's national animal, and China's national sport, but an American production. The Chinese production community and the Chinese government are concerned that as their markets open and expand, they will be overwhelmed by American films and American values as presented by the American film industry. China needs to express their own views of the world, their country, and their culture to their domestic market and the world. They also want to keep control of their own internal market.

Until very recently, the average Chinese production had no legal protection for script or any intellectual property. Films treatments (or ideas) were sketchily written by a director and rushed to production, before someone else heard of it. Costs were also hard to calculate and plan for. The results were very mixed and in general poor, and so were the results at the box office. As the Chinese internal domestic market was forced to open, Chinese distributors, tracking film revenues, noticed that certain genres and American blockbusters started to control significant parts of their market. The demand for higher production value, rising costs, and the need to make a profit meant that the production companies had to develop their own projects directed at these markets.

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The problems with Chinese movie production inside China forced the Chinese government to start enforcing copyrights, and clamp down on piracy of movies and other media. The Chinese government realized as their economy starts the shift from basic commodity-based capitalism to a more service consumptive society that intellectual property must be developed and protected.

China limits foreign films shown domestically in China to only 20 American films per year. America understands its industry and market have peaked and are in decline. The U.S. looks to China’s rampant growth and fast developing markets to increase their own profits. Americans have recently been lobbying through American Vice President, Joe Biden, to increase that figure and allow more international content films to be shown in China. China responded by causing the balance of quota regarding all blockbuster American films to be distributed simultaneously in the month of August 2012. This is the last thing the Americans wanted as all the films compete against one another, distribution and ticket gross decline, and profits decrease. The message that, "China will not be controlled" was sent to Hollywood. Knowing how to operate within China’s framework is IPL’s strength.

The principals of IPL have been frequenting China and for most of the past decade. In that process, they have created relationships with the Chinese industry, the Chinese government, and the Communist party. All the current parties have explored various options over the years, but the Chinese have been preoccupied with creating physical infrastructure (studios and television facilities) for their domestic market. As their market has opened, they have watched their dominance dwindle in the face of foreign films. IPL has pointed out that they need to create their own writers and direction working in a more western modern style, if they want to retain their market. This process is so new to the Chinese market that the Chinese do not have the priority or funding available for development of foreign services. That is changing however.

Recently the Chinese movie production companies and their principals have responded by asking if IPL would help them, by developing scripts and production values such as directing and effects. Chinese movie production companies are now ready to commit production financing to projects with Canadian and US based writers if the company can help finance the development costs. IPL has developed key strategic alliances in the Chinese movie industry. Ilustrato Pictures Ltd. was central to this year’s Beijing Film Festival and the movie signing ceremony at this event was a festival key attraction.

The company believes that the inability of the Chinese to generate proper script development due to lack of experience gives it a unique opportunity. Just as Vancouver has become the third largest production centre in North America (after New York and Los Angeles) by servicing American blockbusters, IPL could become part of the next generation of world cinema by playing a vital role in China. By financing and controlling script development in China, IPL may be able to open up a very profitable revenue stream.

Principal Products and Services

IPL provides movie “pre-production services” such as original scripts, Hollywood directors, western movie techniques and control, as well as special effects to greatly increase the value proposition of Chinese films shot inside and outside China, which we believe has the potential for higher box office revenues. Films are shot in Chinese and English for distribution both inside and outside of China. IPL also provides movie “production services” and its business plan is to provide up to 30% of production funding” for movies it co-develops with its Chinese movie production partners. IPL brings western movie making business acumen to Chinese movie productions and adds tangible value to the movies to increase their quality and box office receipts / distribution revenues.

Planned revenues stem from both pre-production services, which could amount to 3-4% of box office revenues + the return of all incurred direct expenses, and production services , which could amount to 25- 30% of box office cinema net revenues in domestic China, and 50-100% of foreign box office and specialty sales (foreign sales primary markets being Japan, Korea, Singapore, Taiwan, Hong Kong; secondary markets being North American and European markets in specialty distribution TV sales, downloads, premium specialty cable, satellite, dvd, etc...). Revenues will depend on movie quality and commercial success. IPL services ensure movie quality and increased profitability for the company and its Chinese partners.

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Movie production funding is available from IPL’s strategic partners located in China that are some of the largest and most successful movie production studios in Mainland China. Affiliations with cinema owners representing approximately 50% of all the cinemas in mainland China are part of the company’s planned movie production and distribution network. In the US, by comparison 20-25% cinema coverage by a new film is considered wide spread distribution. All movies will be guaranteed domestic Chinese distribution before actual production starts, and have the best chance of revenues required to cover costs and profit. Movie distribution forms part of the vertically integrated movie development and distribution networks developed in China through IPL's strategic affiliations. As movie distribution works in concert with movie development, most Chinese films make money or break even as run times in cinema distribution is integrated. Even less desirable movies will break-even as ensured by vertical integration of the Chinese cinema owners and IPL’s Chinese production partners.

Distribution Methods and Marketing

At least 50% of box office cinemas are vertically integrated in China with production firms. IPL has strategic affiliations with the China Film Group that also controls approximately 35% of all cinemas in China. In addition, the State Administration of Radio Film and Television (SARFT) that controls approximately 15% of all cinemas in China through Huxia Film Distibution Co, Ltd. is also a strategic partner with IPL. Other key movie distribution in China is operated by the Bona Film Group and the Dalian Wanda Group Co. Vertically integrated box office allied with the IPL film production projects lowers the risk of losses relating to any project; the risk to movie projects undertaken is effectively removed in the company’s business model as distribution is guaranteed. Chinese movie distribution is also more lucrative than in the US for movie productions. The theatrical gross box office returns 33-38% to the film owners in China as opposed to an 18-25% as averaged in the United States.

The owner of the script can control production, partnerships, and ideas. They also can control rights for sale for various markets throughout the world. The basic idea is for the Canadian producer to develop an English language script for either strictly the Chinese domestic market, or a Chinese co-production with another country, at the request of the Chinese production company. With the Chinese company's input and development costs covered in China, a Chinese distribution company would guarantee distribution in Chinese theatres. The Chinese production costs would be covered by the Chinese territories. World distribution rights would be divided, between the producers and Chinese partners.

Our website is located at www.superiorventurecorp.com.

Government Regulation

The State Administration of Radio, Film, and Television ("SARFT"; Chinese: 国家广播电影电视总局; pinyin: Guójiā Guǎngbō Diànyǐng Diànshì Zǒngjú) is an executive branch under the State Council of the People's Republic of China. Its main task is the administration and supervision of state-owned enterprises engaged in the television, radio, and film industries. It directly controls state-owned enterprises at the national level such as China Central Television, China National Radio, China Radio International, as well as other movie and television studios and others non-business organizations.

SARFT is responsible for censoring any materials that offend the sensibilities of the Chinese government or Chinese cultural standards. There is also no movie rating system in China so appropriate content to what North American would rate as "General" to "PG" (parental guidance suggested) is required for all films for domestic China distribution.

SARFT reviews and approves movie concepts and ideas, and movie scripts and screenings before the permitting and licensing of films for distribution in CHINA. IPL, like all other companies seeking to develop films for the Chinese market must deal with SARFT. IPL has an excellent rapport with this agency.

Legal Proceedings

The Company does not know of any material, existing or pending legal proceedings against it, nor is the Company involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which the Company’s directors, officers or any affiliates, or any registered or beneficial shareholder, are an adverse party or have a material interest adverse to its interest.

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Description of Property

The Company’s corporate office is located at Suite 220 – 2 Old Brompton Road, South Kensington, London SW7 3DQ United Kingdom. This location is a commercial office at cost of less than $1,000 per month. The Company’s telephone number at that facility is 44 (0) 207 543 7720. It is the Company’s belief that the space is adequate for its immediate needs. Additional space may be required as the Company expands its operations and a Beijing office is planned and will likely be established during the next three months. The Company does not foresee any significant difficulties in obtaining any required additional facilities. The Company does not presently own any real property.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties are outlined in “Risk Factors” and include, without limitation:

•	Our limited and unprofitable operating history;
•	the ability to raise additional capital to finance our activities;
•	legal and regulatory risks associated with the Acquisition;
•	the future trading of our common stock, its price volatility, and limited market;
•	our ability to operate as a public company;
•	general economic and business conditions;
•	the volatility of our operating results and financial condition; and
•	our ability to attract or retain qualified senior scientific and management personnel.

The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K.

Information regarding market and industry statistics contained in this Report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

Management’s Discussion and Analysis or Plan of Operation

THE FOLLOWING DISCUSSION SHOULD BE READ TOGETHER WITH THE INFORMATION CONTAINED IN THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K.

The following discussion reflects our plan of operation. This discussion should be read in conjunction with the audited financial statements of IPL for the five months ended September 30, 2012 and the period from inception (August 29, 2011) to April 30, 2012. This discussion contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements regarding our expected financial position, business and financing plans. These statements involve risks and uncertainties. Our actual results could differ materially from the results described in or implied by these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this Current Report on Form 8-K, particularly under the headings “Forward Looking Statements” and “Risk Factors.”

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Overview of Our Current Operations

IPL plans to incorporate a Chinese company with offices in Beijing to operate in China domestically with a strategy to obtain operating income from Chinese theatrical box office releases within China. The Company has key contacts in place that can help establish the company, banking relationships, accounting, secretarial, and offices. Management believes that “Ilustrato Pictures (China) Ltd.” or a similar named entity is a requirement to operate and generate domestic Chinese revenues. The Company expects to spend roughly $30,000 to $40,000 annually for these expenses.

IPL will seek professional tax structuring advice of legal and tax counsels to obtain an optimal corporate structure between subsidiary interests that seeks to optimize cash flows from revenues projected from operations in domestic China, and internationally where secondary distribution of films produced may generate revenue. Films will be shot in Chinese and English languages for the most part to widen international film distribution options.

The Company estimates it will require approximately $400,000 to $500,000 in further funding before the Company expects to obtain revenues from film pre-production and film sales. These funds will be used to fund film pre-development costs. In addition, approximately 30% of individual film production budgets are required for the business plan to create additional Chinese domestic film revenues. It is thought that after demonstrated success, the Company will issue its own debt instruments for an interest rate return of individual movie productions, and effectively leverage film budget investment.

The cost of developing a script with a Canadian writer is $60,000 to $100,000 - a cost which is repaid on first day of principal photography in each projects movie shoot. At the same time, the domestic Chinese company to be incorporated plans to invest in development costs in China and secure production financing and a distribution deal in China for the film production.

This investment in the development of the production will give IPL a preferred recoupment position in the international sales of the picture. The Company’s preference is to a) invest approximately 30% of film budgets that will result in 30% of net profits in China box office sales, and b) and obtain 50% of international sales in key territories such as Canada, the UK, Germany, France, as well as the US market.

IPL will have access to Chinese financing for both the domestic productions, but also for co-productions with other countries. Some Chinese companies are now looking to shoot outside China and sell back to their own market. Since the basic costs are recovered by internal domestic market, these revenues are extraordinary. Ilustrato also benefits, because a higher number of productions will be produced, giving it market clout.

IPL plans to become involved with 6-12 film projects in its first year and expand in total film projects annually depending on success. Additional resources can be utilized and hired to run multiple simultaneous film projects at once. IPL plans to travel extensively to China and estimates at least 10 trips annually.

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Results of Operations

Result of Operations for the Five Months ended September 30, 2012 and the Period from Inception (August 29, 2011) to April 30, 2012

The following income and operating expenses tables summarize selected items from the statement of operations five months ended September 30, 2012 and the period from inception (August 29, 2011) to April 30, 2012.

	Five Months Ended September 30, 2012	Period from Inception to April 30, 2012
Revenue	$0	$0
Expenses	$210,969	$636,193
Net Loss	$218,625	$648,698

Revenues

We are a development stage company and have not earned any revenues since our inception. There is no assurance that we will be able to accomplish our business plan to earn revenues in China and from worldwide film sales through entertainment mediums such as the movie theatre box-office, DVDs and pay-per-view television channels.

Expenses

Our expenses for the five months ended September 30, 2012 and the period from inception (August 29, 2011) to April 30, 2012 are outlined in the table below:

	Five Months Ended September 30, 2012	Period from Inception to April 30, 2012
Bank charges and interest	$6,933	$4,705
Consulting	$17,915	$32,195
Editing	$1,991	—
Management fees	$65,690	$182,565
Meals and entertainment	$757	$7,740
Office and miscellaneous	$86,413	$124,872
Professional fees	$5,036	$4,465
Translation and scripting	$2,488	—
Travel	$4,835	$273,698
Writing	$18,911	$5,953
Total	$210,969	$636,193

We incurred operating expenses of $847,162 for the period from inception to September 30, 2012. Our operating expenses during this period largely consisted of management fees, office and miscellaneous expenses, and travel expenses.

We expect that our expenses will increase in the next twelve months as we execute our business plan and pay added professional fees as a result of becoming a public company.

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Net Loss

We incurred a net loss of $218,625 for the five months ended September 30, 2012 and $648,698 for the period from inception (August 29, 2011) to April 30, 2012.

Liquidity and Capital Resources

Working Capital

The following table summarizes our working capital at September 30, 2012 and April 30, 2012.

	September 30, 2012	April 30, 2012

Current Assets	$43	$4,875
Current Liabilities	$535,345	$378,112
Working Capital	($535,302)	($373,237)

Cash Flows

The following table summarizes our cash flows for the five months ended September 30, 2012 and for the period from inception (August 29, 2011) to April 30, 2012.

	Five Months Ended September 30, 2012	Period from Inception to April 30, 2012
Cash used in Operating Activities	$(85,101)	$(437,152)
Cash used in Investing Activities	—	—
Cash provided by Financing Activities	$87,925	$454,532
Effect of exchange rate changes on cash	$(7,656)	$(12,505)
Increase (Decrease) in Cash	$(4,832)	$4,875

Cash Used In Operating Activities

Our net losses for the five months ended September 30, 2012 and period from inception (August 29, 2011) to April 30, 2012 were the main reasons for our negative operating cash flow for both periods. Cash used in operating activities was funded by cash from financing activities.

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Cash from Financing Activities

We generated $56,560 in cash from related party advances and $31,365 in loans during the five months ended September 30, 2012, and $275,457 in cash from related party advances and $179,071 in loans for the period from inception (August 29, 2011) to April 30, 2012.

We will depend almost exclusively on outside capital to fund our business plan for the next twelve months. Such outside capital may include the sale of common stock and/or commercial borrowing. Capital may not continue to be available if necessary to meet these continuing development costs or, if the capital is available, that it will be on terms acceptable to us. The issuance of additional equity securities by us would result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

If we are unable to obtain financing in the amounts and on terms deemed acceptable to us, we may be unable to continue our business and as a result may be required to scale back or cease operations for our business, the result of which would be that our stockholders would lose some or all of their investment.

Summary of product and research and development that we will perform for the term of our plan.

We are not anticipating significant research and development expenditures in the near future.

Expected purchase or sale of plant and significant equipment.

We do not anticipate the purchase or sale of any plant or significant equipment; as such items are not required by us at this time.

Significant changes in the number of employees.

As previously mentioned, we currently have two full-time employees and one part-time employee. All labor is provided on an independent month to month contract. We do not anticipate a significant change in the number of full time employees over the next 12 months. None of our employees are subject to any collective bargaining agreements.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, results or operations, liquidity, capital expenditures or capital resources that is deemed material.

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Critical Accounting Policies

In December 2001, the SEC requested that all registrants list their most “critical accounting polices” in the Management Discussion and Analysis. The SEC indicated that a “critical accounting policy” is one which is both important to the portrayal of a company’s financial condition and results, and requires management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. We do not believe that any accounting policies currently fit this definition.

Recently Issued Accounting Pronouncements

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

Risk Factors

The following are certain identifiable risk factors for Superior Venture’s business operations.

Risks Related to Our Financial Condition and Business

If we do not obtain additional financing, our business may fail.

We may not be able to expand or maintain our operations in the future without obtaining additional financing. If this financing is not available or obtainable, investors may lose a substantial portion or all of their investment. We believe that our existing financial resources will not be sufficient to fund capital and operating requirements through such time as we are able to complete our business plan. Accordingly, we will need to seek additional financing to fund our operations in the future. Such additional funds may be raised through the issuance of equity, debt, convertible debt or similar securities that may have rights or preferences senior to those of the shares. Moreover, if adequate funds are not available to satisfy our short-term or long-term capital requirements, we would be required to limit our operations significantly or cease operations entirely. We have no immediate means for obtaining additional financing. There can be no assurance that such additional financing, when and if necessary, will be available to us on acceptable terms, or at all.

Because we have no operating history, we face the risks inherent to new business ventures which may lead to the failure of our company.

We have very limited operating history upon which to base any projection as to the likelihood we will prove successful in our current business plan, and thus there can be no assurance that we will achieve profitable operations or even generate any operating revenues. Potential investors should be aware that there is a substantial risk of failure associated with new business ventures as a result of problems encountered in connection with their commencement of new operations. These include, but are not limited to, unanticipated problems relating to the marketing and sale of new film products in the marketplace, the entry of new competition, and unknown or unexpected additional costs and expenses that may exceed current estimates. There is limited operating history upon which to base any projections as to the likelihood that we will prove successful in our current business plan, and thus there can be no assurance that we will be successful.

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Because we are a development stage company, we have no revenues to sustain our operations.

We are a development stage company that is currently developing a business. These conditions raise substantial doubt as to our continuance as a going concern. To date, we have not developed or sold any films, and we can provide no assurance that any will be completed or sold. The success of our business operations will depend upon our ability to obtain further financing to complete successful development of our business plan and attain profitable operations. It is not possible at this time to predict with assurance the outcome of these matters. If we are not able to complete the successful development of our business plan and attain sustainable profitable operations, then our business will fail.

Because the film making industry is inherently risky, our films may fail under a number of different scenarios.

Substantially, all of our operating revenue will be derived from the production of motion pictures for theatrical exhibition, television, and other markets. The motion picture and television industries are highly speculative and involve a substantial degree of risk. Each motion picture is an individual artistic work, and its commercial success is primarily determined by audience reaction, which is unpredictable; accordingly, there can be no assurance as to the financial success of any motion picture. Even if a production is a critical or artistic success, there is no assurance that it will be profitable. Relatively few motion pictures return a profit to investors. There can be no assurance that a motion picture will recoup its production costs. There is a high degree of risk that any motion picture we produce will not return all or any portion of our investment. The completion and commercial success of a motion picture depends upon factors, such as:

•	talent and crew availability;
•	financing requirements;
•	distribution strategy, including the time of the year and the number venues in which the production will be shown;
•	the number, quality and acceptance of other competing films released into the marketplace at or near the same time;
•	critical reviews;
•	the availability of alternative forms of entertainment and leisure time activities;
•	piracy and unauthorized recording, transmission and distribution of motion pictures;
•	general socioeconomic conditions and political events;
•	weather conditions; and
•	other tangible and intangible factors.

To some extent, these risks can be limited by insurance. It is not possible to insure against all risks, and it is sometimes impossible to continue production, notwithstanding the receipt of insurance proceeds, if any. As of the date of this Current Report, we have not procured any insurance to offset these risks, nor may we be able to because of our limited financial resources.

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Due to unexpected costs and other factors, actual motion picture production costs often exceed budgets. In the event of substantial cost overruns, we may be required to seek additional financing from outside sources at unpredictable and possibly substantial cost in order to complete production of a film.

Furthermore, there can be no assurance that the audiences for motion pictures will remain constant. There can be no assurance that every film will have a sufficient audience to produce a profit. If more than one film in succession should fail, our ability to survive could be threatened.

Motion picture piracy, which may intensify, could decrease the revenue we receive from the exploitation of our films.

Piracy and the unauthorized recording, transmission and distribution of our content will be challenges that we will have to face. Motion picture piracy is already prevalent outside of the United States, Canada and Western Europe and in countries where we may have difficulty enforcing our intellectual property rights, such as China where we intent to primarily operate. Technological advances, such as the digital distribution of motion pictures, could increase the prevalence of piracy, because such advances simplify the creation, transmission and sharing of high quality unauthorized copies of motion pictures in theatrical release, on videotapes and DVDs, from pay-per-view through set top boxes and other devices and through unlicensed broadcasts on free TV and the Internet. The proliferation of unauthorized copies of our products could have an adverse effect on our business, financial condition and results of operations and decrease the revenue we receive from our legitimate products.

If we are unable to compete effectively in the motion picture industry, our business will fail.

The motion picture industry is extremely competitive. The competition comes from both companies within the same business and companies in other entertainment media which create alternative forms of leisure entertainment. We compete with several “major” film studios which are dominant in the motion picture industry, as well as with numerous independent motion picture and television production companies, television networks, and pay television systems for the acquisition of literary properties, the services of performing artists, directors, producers, and other creative and technical personnel, and production financing. Many of the organizations with which we compete have significantly greater financial and other resources than we do. The majors are typically large, diversified entertainment concerns or subsidiaries of diversified corporations which have strong relationships with creative talent, exhibitors, and others involved in the entertainment industry, and whose non-motion picture operations provide stable sources of earnings that offset variations in the financial performance of their motion picture operations.

The entertainment industry is currently evolving into an industry in which certain multi-national multi-media firms, because of their control over key film, magazine, and television content, as well as key network and cable outlets, will be able to dominate the communications industries. These organizations have numerous competitive advantages, such as the ability to acquire financing for their projects and to make favorable arrangements for the distribution of completed films. If we are unable to compete in this intense industry, our business will fail.

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Because our business is subject to intellectual property right laws, our business may suffer due to illegal replication of our films or our own unintentional infringement upon other’s proprietary interests.

We plan to copyright all of our film properties and projects. Litigation may be necessary in the future to enforce our intellectual property rights, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity. Any such litigation could result in substantial costs and diversion of resources and could have a material adverse effect on our business, operating results or financial condition.

One of the risks of the film production business is the possibility of claims that our productions infringe on the intellectual property rights of third parties with respect to previously developed films, stories, characters or other entertainment. There can be no assurance that infringement claims not be asserted or prosecuted against us, or that any assertions or prosecutions will not have a material adverse effect on our business, financial condition or results of operations. Irrespective of the validity or the successful assertion of such claims, we would incur significant costs and diversion of resources with respect to the defense thereof, which could have a material adverse effect on our business, financial condition or results of operations. If any claims or actions are asserted against us, we may seek to obtain a license under a third party’s intellectual property rights. We cannot provide any assurances, however, that under such circumstances a license would be available on reasonable terms or at all.

If certain key personnel leave the company, our business may fail.

Due to the specified nature of our business, having certain key personnel is essential to the development and marketing of the film products we plan to sell and thus to the entire business itself. We plan to attract key personal to assist in our film making ventures. Consequently, the loss of any of those individuals may have a substantial effect on our future success or failure.

At the present time, we are heavily dependent upon the services of Brian Hammond and Harry Sutherland who have pioneered Chinese business networks and relationships, the loss of whom could impair the development of our products and projects. There is no assurance that Mr. Hammond or Mr. Sutherland will not leave us or compete against us in the future, as we presently have no employment agreements or non-competition contracts with him. Furthermore, we may depend on our ability to attract and retain additional qualified personnel to manage certain business interests. We may have to recruit qualified personnel with competitive compensation packages, equity participation and other benefits that may affect the working capital available for our operations. Management may have to seek to obtain outside independent professionals to assist them in assessing the merits and risks of any business proposals as well as assisting in the development and operation of many company projects. No assurance can be given that we will be able to obtain such needed assistance on terms acceptable to us. Our failure to attract additional qualified employees or to retain the services of key personnel could have a material adverse effect on our operating results and financial condition.

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Our officer has no experience in managing a public company, which increases the risk that we will be unable to establish and maintain all required disclosure controls and procedures and internal controls over financial reporting and meet the public reporting and the financial requirements for our business.

Our management has a legal and fiduciary duty to establish and maintain disclosure controls and control procedures in compliance with the securities laws, including the requirements mandated by the Sarbanes-Oxley Act of 2002. Our officer has no experience in managing a public company. The standards that must be met for management to assess the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. Because our officer has no prior experience with the management of a public company, we may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting, and disclosure controls and procedures. If we cannot assess our internal control over financial reporting as effective or provide adequate disclosure controls or implement sufficient control procedures, investor confidence and share value may be negatively impacted.

We will incur increased costs and our management will face increased demands as a result of operating as a public company.

As a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. We estimate that we will incur no less than $120,000 in these expenses on an annual basis to exist as a public company. Those expenses will be higher if our business volume and activity increases or with the increasing complexity of subsidiary interests in different countries. Those obligations could diminish our ability to fund our operations and may prevent us from meeting our normal business obligations.

In addition, changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act, the Dodd-Frank Act and related regulations implemented by the Securities and Exchange Commission are creating uncertainty for public companies, increasing legal and financial compliance costs and making some activities more time-consuming. We are currently evaluating and monitoring developments with respect to new and proposed rules and cannot predict or estimate the amount of additional costs we may incur or the timing of such costs. These laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management's time and attention from revenue-generating activities to compliance activities. If our efforts to comply with new laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed. We also expect that being a public company and these new rules and regulations will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified members of our board of directors, particularly to serve on our audit committee and compensation committee, and attract and retain qualified executive officers.

The increased costs associated with operating as a public company may decrease our net income or increase our net loss, and may cause us to reduce costs in other areas of our business or increase the prices of our products or services to offset the effect of such increased costs. Additionally, if these requirements divert our management's attention from other business concerns, they could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Legal Uncertainty and Conducting Business in China

If we are considered a “resident enterprise’’ for PRC enterprise income tax purposes, it could result in unfavorable tax consequences to us and our non-PRC shareholders.

Under Paragraph 2 of Article 2 of the People’s Republic of China Corporate Income Tax Law (the “Corporate Income Law”), any foreign enterprise which shall constitute a resident enterprise shall meet both of the following requirements: (i) such enterprise was established under the laws of foreign countries or regions; and (ii) the actual management of such enterprise must be located within China. Further, under relevant provisions of the Circular of the State Administration of Taxation Regarding the Issues Relevant to the Identification of Chinese-controlled Enterprises Registered Abroad as Resident Enterprises by Actual Management (Guo Shui Fa [2009] No. 82, “Circular No. 82”) issued by the State Administration of Taxation on April 22, 2009 and based upon our no-name inquiry to the People’s Republic of China State Administration for Taxation, any Chinese-controlled enterprise whose actual management is held to be located within China shall satisfy all of the following requirements: (i) the site, where the management of such enterprise responsible for the daily operation of such enterprise performs its duties, is located within China; (ii) the financial decisions (such as borrowings, extending loans, financing or financial risks management) and HR policies (such as appointment, dismissal or remunerations) shall be made or approved by the institution or personnel of such enterprise staying within China; (iii) 1/2 or more of the directors with voting rights or of the management of such enterprise live within China permanently; and (iv) the main assets, accounting books and stamps of and the minutes and files of the board of directors of and of shareholders’ meeting of such enterprise exist and will be maintained within China.

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We believe that we are not currently considered a “resident enterprise” for PRC enterprise income tax purposes. We have no subsidiaries within China, no executive offices in China, and all of our management is located outside of China. We make or approve the financial decisions (such as borrowing, extending loans, financing or financial risks management) and human resource policies (such as employees’ appointment, dismissal and remunerations) outside of China. Our main assets, accounting books, stamps and minutes of our directors’ board and of our shareholders’ meetings exist and will be maintained in the USA but not within China. Therefore, we believe that we shall not be held to be a resident enterprise under the Corporate Income Tax Law.

Nevertheless, we cannot fully exclude the possibility that there is a difference or discrepancy between the interpretation of the Chinese authorities and our understanding as set forth above, nor can we assure that the statements or interpretations of the Chinese government officials will remain unchanged. Furthermore, we cannot exclude the possibility that the Chinese government will promulgate any new laws, regulations or provisions that will be in conflict with our understanding. If so, we may be classified as a ‘‘resident enterprise’’ for PRC enterprise income tax purposes, which could result in unfavorable tax consequences to us and our non-PRC shareholders.

In addition, we intend to establish an office in Beijing, China in the next few months and our presence there will be more pervasive than it has been which could reshape the analysis, set forth above, as to whether we are a resident enterprise.

If the PRC tax authorities determine that we are a resident enterprise for PRC enterprise income tax purposes, we may be subject to the enterprise income tax at a rate of 25% on our worldwide taxable income, as well as PRC enterprise income tax reporting obligations.

If we are considered a resident enterprise, this could result in a situation in which a 10% withholding tax is imposed on dividends we pay to our non-PRC enterprise shareholders and with respect to gains derived by our non-PRC enterprise shareholders from transferring our shares and a 20% withholding tax on dividends we pay to our non-PRC individual stockholders and with respect to gains derived by our non-PRC individual stockholders from transferring our shares. If we are required under PRC law to withhold PRC income tax on dividends payable to our non-PRC investors or if you are required to pay PRC income tax on the transfer of our shares, the value of your investment in our shares may be materially and adversely affected.

Adverse changes in political and economic policies of the Chinese government could have a material adverse effect on the overall economic growth of China, which could reduce the demand for our film products and materially and adversely affect our business.

If our film products are sold in China, our business, financial condition, results of operations and prospects will be subject to significant changes in economic, political and legal developments of China. The Chinese economy differs from the economies of most developed countries in many respects, including but not limited to:

  the amount of government involvement;
  the level of development;
  the growth rate;
  the control of foreign exchange; and
  the allocation of resources.
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  While the Chinese economy has grown significantly in the past 20 years, the growth has been uneven, both geographically and among various sectors of the economy, and the recent worldwide economic downturn has affected China as well as the rest of the world. The Chinese government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures benefit the overall Chinese economy, but may also have a negative effect on us. For example, our financial condition and results of operations may be adversely affected by government control over capital investments, domestic operations, or changes in tax regulations that are applicable to us and the extent that any stimulus program implemented by the Chinese government affects companies that manufacture products such as ours.

  The Chinese economy has been transitioning from a planned economy to a more market-oriented economy. Although in recent years the Chinese government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of the productive assets in China is still owned by the Chinese government. The continued control of these assets and other aspects of the national economy by the Chinese government could materially and adversely affect our business. The Chinese government also exercises significant control over Chinese economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies including the allocation of resources under any stimulus package which may be adopted.

  Any adverse change in the economic conditions or government policies, policy interpretations, imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency, the nationalization or other expropriation of private enterprises in China could have a material adverse effect on the overall economic growth and the level of investments and expenditures in China, which in turn could lead to a reduction in demand for our film products and consequently have a material adverse effect on our businesses and our operations and assets in China.

  Our operations and assets in China are subject to significant political and economic uncertainties.

  Government policies are subject to rapid change and the government of the China may adopt policies which have the effect of hindering private economic activity and greater economic decentralization. There is no assurance that the government of the China will not significantly alter its policies from time to time without notice in a manner with reduces or eliminates any benefits from its present policies of economic reform. In addition, a substantial portion of productive assets in China remains government-owned. For instance, all lands are state owned and business entities or individuals are granted by government state-owned land use rights. SARFT controls the licensing and permitting of all films distributed in China. The granting process is typically based on government policies at the time of granting, which could be lengthy and complex. Similarly, licensing and permitting of films produced may not be granted and is subject to change of rule and political appointment. These processes may adversely affect our business. The government of China also exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency and providing preferential treatment to particular industries or companies. Uncertainties may arise with changing of governmental policies and measures. In addition, changes in laws and regulations, or their interpretation, or the imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency, the nationalization or other expropriation of private enterprises, as well as adverse changes in the political, economic or social conditions in China, could have a material adverse effect on our business, results of operations and financial condition.

  Because Chinese law governs almost all of our material agreements, we may not be able to enforce our legal rights within China or elsewhere, which could result in a significant loss of business, business opportunities, or capital.

  Chinese law governs almost all of our material agreements relating to development and distribution of our film products within China. We cannot assure you that we will be able to enforce any of our material agreements that we may enter into or that remedies will be available outside of China. The system of laws and the enforcement of existing laws in China may not be as certain in implementation and interpretation as in the United States. The Chinese judiciary is relatively inexperienced in enforcing corporate and commercial law, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. The inability to enforce or obtain a remedy under any of our agreements could result in a significant loss of business, business opportunities or capital.

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  We may have difficulty establishing adequate management, legal and financial controls in China, which could impair our planning processes and make it difficult to provide accurate reports of our operating results.

  China historically has not followed Western style management and financial reporting concepts and practices, and its access to modern banking, computer and other control systems has been limited. Although we will be required to implement internal controls, we may have difficulty in achieving that required in the circumstances or hiring and retaining a sufficient number of qualified employees to work in China in these areas. As a result of these factors, we may experience difficulty in establishing the required controls and instituting business practices that meet Western standards, making it difficult for management to forecast its needs and to present the results of our operations accurately at all times.

  Because our funds may be held in banks which do not provide insurance, the failure of any bank in which we deposit our funds could affect our ability to continue in business.

  Banks and other financial institutions in China do not provide insurance for funds held on deposit. As a result, in the event of a bank failure, we may not have access to funds on deposit. Depending upon the amount of money we maintain in a bank that fails, our inability to have access to our cash could impair our operations, and, if we are not able to access funds to pay our suppliers, employees and other creditors, we may be unable to continue in business.

  Failure to comply with the United States Foreign Corrupt Practices Act could subject us to penalties and other adverse consequences.

  We are subject to the United States Foreign Corrupt Practices Act, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. Foreign companies, including some that may compete with us, are not subject to these prohibitions. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time-to-time in China. We can make no assurance, however, that our employees or other agents will not engage in such conduct for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations.

  Imposition of trade barriers and taxes may reduce our ability to do business internationally, and the resulting loss of revenue could harm our profitability.

  We may experience barriers to conducting business and trade in our targeted emerging markets in the form of delayed customs clearances, customs duties and tariffs. In addition, we may be subject to repatriation taxes levied upon the exchange of income from local currency into foreign currency, substantial taxes of profits, revenues, assets and payroll, as well as value-added tax. The markets in which we plan to operate may impose onerous and unpredictable duties, tariffs and taxes on our business and products, and there can be no assurance that this will not reduce the level of sales that we achieve in such markets, which would reduce our revenues and profits.

  Risks Relating to our Common Stock

  If we fail to remain current on our reporting requirements, we could be removed from the OTC Bulletin Board which would limit the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

  Companies trading on the OTC Bulletin Board, such as us, must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board. More specifically, the Financial Industry Regulatory Authority (“FINRA”) has enacted Rule 6530, which determines eligibility of issuers quoted on the OTC Bulletin Board by requiring an issuer to be current in its filings with the Commission. Pursuant to Rule 6530(e), if we file our reports late with the Commission three times our securities will be removed from the OTC Bulletin Board for failure to timely file. As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

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  Because our common stock could be deemed a low-priced “Penny” stock, it would be cumbersome for brokers and dealers to trade in our common stock, making the market for our common stock less liquid and negatively affect the price of our stock.

  We may be subject to certain provisions of the Securities Exchange act of 1934, commonly referred to as the “penny stock” as defined in Rule 3a51-1. A penny stock is generally defined to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. If our stock is deemed to be a penny stock, trading will be subject to additional sales practice requirements of broker-dealers. These require a broker-dealer to:

•	Deliver to the customer, and obtain a written receipt for, a disclosure document;
•	Disclose certain price information about the stock;
•	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
•	Send monthly statements to customers with market and price information about the penny stock; and
•	In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

  Consequently, penny stock rules may restrict the ability or willingness of broker-dealers to trade and/or maintain a market in our common stock. Also, prospective investors may not want to get involved with the additional administrative requirements, which may have a material adverse effect on the trading of our shares.

  FINRA sales practice requirements may also limit a stockholder's ability to buy and sell our stock.

  In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

  Because we do not expect to pay dividends for the foreseeable future, investors seeking cash dividends should not purchase our common stock.

  We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future. Our payment of any future dividends will be at the discretion of our board of directors after taking into account various factors, including but not limited to our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. Accordingly, investors must rely on sales of their own common stock after price appreciation, which may never occur, as the only way to realize their investment. Investors seeking cash dividends should not purchase our common stock.

  If we undertake future offerings of our common stock, purchasers in this offering will experience dilution of their ownership percentage.

  Generally, existing shareholders will experience dilution of their ownership percentage in the company if and when additional shares of common stock are offered and sold. In the future, we may be required to seek additional equity funding in the form of private or public offerings of our common stock. In the event that we undertake subsequent offerings of common stock, your ownership percentage, voting power as a common shareholder, and earnings per share, if any, will be proportionately diluted. This may, in turn, result in a substantial decrease in the per-share value of your common stock.

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  Directors and Executive Officers

  The following table sets forth information regarding the members of our board of directors and our executive officers and other significant employees. All of our officers and directors were appointed on the effective date of the Acquisition. All of our directors hold office until the next annual meeting of stockholders and their successors are duly elected and qualify. Executive officers serve at the request of the board of directors.

Name	Age	Office(s) Held
Brian Hammond	60	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director
Harry Sutherland	64	Director

  Set forth below is a brief description of the background and business experience of our current executive officers and directors.

  Brian Hammond, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary, Director

  From December 2010 to present, Brian Hammond has been President of Ilustrato Pictures Ltd. In collaboration with associate Harry Sutherland, IPL is developing projects with the Chinese mainland production community and establishing ties to Chinese government agencies such as the China Film Group and SARFT (China's media licensing body). He has also been instrumental in establishment of the China-Canada Script Competition held during the Whistler Film Festival and served on their jury. IPL is currently in development on two Chinese films.

  Prior to this, from April 2009 to Sept. 2011, Mr. Hammond was President of Divergent Post. As president, Hammond was instrumental in the development of relationships and completing each project. Divergent Post was a consulting company specializing in developing workflows for editing and visual effects for facilities, and involved in delivering programs and movies to networks and studios. It also consulted in pre-production work in a number of movies. Mr. Hammond provided post and effects services in designing digital work flow processes for computerized editing and digital effects.

  From September 2004 to April 2009, Mr. Hammond was President, CEO, and principal of Shaman Digital Media and was responsible for management of company operations, sales, and marketing. In June 2007 through April 2009 he was director of Five VFX, a state of the art editing and finishing company servicing a number of television series and movies, again Mr. Hammond responsible for all aspects of operations and project development. In August of 2007, it was expanded with a move to a new 11,000 square foot facility which included digital effects and over 100 employees on a project basis.

  Mr. Hammond attended Ryerson University and studied radio and television arts.

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  Harry Sutherland, Director

  Harry Sutherland has been Executive Producer & Company Director of IPL from December 2010 to the Present. He has been active in the Canadian film industry since the early seventies and is a film producer. He has spent the last five years working at the concept to develop IPL spending much time in China. Contacts were developed with senior production industry organizations in China including the China film Group and SARFT, the federal film licensing agency in China. With his partner Brian Hammond, they developed connections in the private sector in China and have already signed development deals for two feature films, “Disoriented” and “Stuck”.

  From June 2010 to the Present, Mr. Sutherland has been the Chairman of China/Canada Gateway for Film. Mr. Sutherland created and developed the concept for the Whistler Film Festival and continues to be instrumental in its advancement. Sutherland was appointed in 2010 as the Chairman of the China/Canada Gateway for Film at the Whistler Film Festival. At the request of Telefilm Canada, he organized the China/Canada Script Competition which will be held at the Whistler Film Festival in November of 2012. Participants that Sutherland attracted include China Film Group, Galloping Horse Productions, Hairun Pictures and Wuxi Studios. Representatives from Los Angeles include Lionsgate, Arclight and Alliance Films. The competition received 110 submissions from Canadian writers of which twelve will be pitched to the Chinese studios to become full feature films box office release.

  From January 2005 to September 2010, Mr. Sutherland worked for Long Tale Productions Ltd. Mr. Sutherland operated and managed all aspects of development of this company. Sutherland established several production companies in Canada including Producers on Davie and Long Tale Productions. Recent films that Sutherland has produced include the feature films, “Eighteen” with cameos by Ian McKellen and Alan Cumming, “Gitmek: My Marlon And Brando” which won the best new feature prize at Tribeca Film Festival in New York City, and “Scared Sacred” which won a jury prize at the Toronto International Film Festival.

  Mr. Sutherland attended McGill University from 1967 to 1969.

  Family Relationships

  There are no family relationships among our directors and executive officers.

  Involvement in Certain Legal Proceedings

  To the best of our knowledge, during the past ten years, none of the following occurred with respect to our present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

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  Committees of the Board

  We do not currently have a compensation committee, executive committee, or stock plan committee.

  Audit Committee

  We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of what would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

  Nomination Committee

  Our Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. Our size and the size of our Board, at this time, do not require a separate nominating committee.

  When evaluating director nominees, our directors consider the following factors:

    The appropriate size of our Board of Directors;
    Our needs with respect to the particular talents and experience of our directors;
    The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
    Experience in political affairs;
    Experience with accounting rules and practices; and
    The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

  Our goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

  Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in our best interests as well as our stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve our best interests.

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  Executive Compensation

  Summary Compensation Table

  The following table sets forth, for the last two fiscal years, the compensation earned by our executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brian Hammond(1) President, CEO, CFO, Secretary, Treasurer and Director	2012 2011							124,137	124,137
Michael Moore(2) Former President, Secretary, Treasurer and Director	2012 2011	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

(1)	Represents compensation earned as an officer of IPL. On November 1, 2012, Mr. Hammond was appointed as President, CEO, CFO, Secretary, Treasurer and Director of our company.
(2)	Mr. Moore served as our sole officer and director until November 1, 2012.

  Director Compensation

  The table below summarizes all compensation of our directors as of April 30, 2012.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Harry Sutherland(1)						94,259	94,259

(1)	Represents compensation earned as director of IPL. On November 1, 2012, Mr. Sutherland was appointed as a Director of our company.

  As of April 30, 2012, none of our directors or executive officers held unexercised options, stock that had not vested, or equity incentive plan awards.

  We have no pension, annuity, bonus, insurance, equity incentive, non-equity incentive, stock options, profit sharing or similar benefit plans.

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  Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock following the events described in Item 1.01 of this Current Report by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

  Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 392,850,000 Shares of Common Stock issued and outstanding as of the effective date of the Acquisition. Unless otherwise stated, addresses for all of the individuals listed in the table below are c/o Superior Venture, Suite 1240 – 666 Burrard Street, Vancouver B.C. V6C 2X8.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class(2)
Current Executive Officers & Directors:
Common	Brian Hammond	100,000,000 Shares	25.4%
Common	Harry Sutherland	75,000,000 shares	19.1%
Total of All Current Directors and Officers:		175,000,000 shares	44.5%
More than 5% Beneficial Owners
NONE

(1)	Includes shares held directly with sole voting and investment power, unless otherwise indicated.
(2)	Includes shares subject to stock options and warrants that are held by the individual and exercisable within 60 days.

  Certain Relationships and Related Transactions

  Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

  Brian Hammond, our President, CEO and Director, agreed to cancel 175,000,000 shares of his common stock in exchange for a one year unsecured 10% promissory note for $20,000.

  As at September 30, 2012, the amount due to related parties includes $170,888 payable to the Mr. Hammond. This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

  As at September 30, 2012, the amount due to related parties includes $161,129 payable to a Mr. Sutherland. This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

  During the five month period ended September 30, 2012, management fees of $35,831 were paid/accrued to Mr. Hammond.

  During the five month period ended September 30, 2012, management fees of $29,859 were paid/accrued to Mr. Sutherland.

  During the five month period ended September 30, 2012, a prior shareholder of Ilustrato Pictures Ltd. issued a loan of CAD$30,000 to the Company that was subsequently assigned to 880 Management, a non-related company.

  During the period from the date of inception on August 29, 2011 to 30 April 2012, a prior shareholder of Ilustrato Pictures Ltd. issued a loan of CAD$25,000 to the Company that was subsequently assigned to 880 Management, a non-related company.

  During the period from the date of inception August 29, 2011 to April 30, 2012, a company controlled by a prior shareholder of Ilustrato Pictures Ltd. issued loans totaling CAD$152,000 to the Company that were subsequently assigned to 880 Management, a non-related company.

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  Description of Securities

  Our authorized capital stock consists of 5,000,000 shares of preferred stock with a par value $.001, and 545,000,000 shares of common stock with a par value $.001 per share.

  Preferred Stock

  We have no current plans to either issue any preferred stock or adopt any series, preferences, or other classification of the 5,000,000 shares of preferred stock authorized with a par value $.001 as stated in the Articles of Incorporation. The Board of Directors is authorized to (i) provide for the issuance of shares of the authorized preferred stock in series and (ii) by filing a certificate pursuant to the laws of Nevada, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, all without any further vote or action by the stockholders. Any shares of issued preferred stock would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring, or preventing a change in control of the company without further action by the stockholders and may adversely affect the voting and other rights of the holders of common stock.

  The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that potentially some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek shareholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules.

  Common Stock

  Our authorized capital stock consists of 545,000,000 shares of common stock, with a par value of $0.001 per share.

  The holders of our common stock:

(1)	Have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors;
(2)	Are entitled to share ratably in all of assets available for distribution to holders of common stock upon liquidation, dissolution, or winding up of corporate affairs;
(3)	Do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
(4)	Are entitled to one vote per share on all matters on which stockholders may vote.

  Non-Cumulative Voting

  Holders of our common stock do not have cumulative voting rights. Cumulative voting rights are described as holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

  Preemptive Rights

  No holder of any shares of our stock has preemptive or preferential rights to acquire or subscribe for any shares not issued of any class of stock or any unauthorized securities convertible into or carrying any right, option, or warrant to subscribe for or acquire shares of any class of stock not disclosed herein.

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  Dividends

  We have not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of the Board of Directors and will depend upon earnings, if any, capital requirements and financial position, general economic conditions, and other pertinent conditions. We do not intend to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in business operations.

  Share Purchase Warrants

  We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

  Options

  We have not issued and do not have outstanding any options to purchase shares of our common stock.

  Convertible Securities

  We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

  Market for Our Stock

  Our common stock is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by FINRA. The OTCBB is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current "bids" and "asks", as well as volume information. As of the date of the Acquisition, our shares were quoted on the OTCBB under the symbol “SVEN.OB.”

  The following table sets forth the range of high and low bid quotations for our common stock for each of the periods indicated as reported by the OTCBB. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Fiscal Year Ending April 30, 2012
Quarter Ended	High $	Low $
April 30, 2012	0	0
February 28, 2012	0	0
October 31, 2011	0	0
July 31, 2011	0	0
Fiscal Year Ending April 30, 2011
Quarter Ended	High $	Low $
April 30, 2011	0	0
February 28, 2011	0	0
October 31, 2010	0	0
July 31, 2010	0	0

  Item 3.02. Unregistered Sales of Equity Securities

  In connection with the Acquisition, the previous shareholders of IPL received 60,000,000 shares of our common stock. The 60,000,000 shares of our common stock which were issued to the former holders of common stock of IPL on as of the effective date of the Acquisition were done so in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

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  Item 9.01. Financial Statements and Exhibits

  Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the audited financial statements of Ilustrato Pictures Ltd., a British Columbia corporation, for the five months ended September 30, 2012 and the period from inception (August 29, 2011) to April 30, 2012 are filed in this Current Report on Form 8-K as Exhibit 99.1.

  Pro Forma Financial Information. In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.2.

  (c) Exhibits.

  The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Share Exchange Agreement
99.1	Audited financial statements of Ilustrato Pictures Ltd., a British Columbia corporation, for the five months ended September 30, 2012 and the period from inception (August 29, 2011) to April 30, 2012
99.2	Unaudited pro forma condensed combined balance sheet as of July 31, 2012; and unaudited pro forma condensed combined statement of operations for the three months ended July 31, 2012; and unaudited pro forma condensed combined statement of operations for the years ended April 30, 2012

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 9, 2012	Superior Venture Corp.

By: /s/ Brian Hammond
Brian Hammond
Chief Executive Officer

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